UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 3, 2009
A. SCHULMAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850

(State or other jurisdiction	(Commission	( IRS Employer
of incorporation)	File Number)	Identification No.)

3550 West Market Street, Akron, Ohio	44333

(Address of principal executive offices)	(Zip Code)
(330) 666-3751

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6
EX-99.7

ITEM 8.01 OTHER EVENTS.
     On December 3, 2009, A. Schulman, Inc. (“A. Schulman”) first made available on its website (http://www.shlm-icocprofile.com), the following items regarding its proposed acquisition of ICO, Inc. (“ICO”):
•	A video presentation regarding the proposed merger by Joseph, M. Gingo, Chairman, President and Chief Executive Officer of A. Schulman, a transcript of which is attached as Exhibit 99.1 hereto and incorporated into this Item 8.01 by reference;

•	Frequently Asked Questions regarding the proposed merger, a copy of which is attached as Exhibit 99.2 hereto and incorporated into this Item 8.01 by reference;

•	A fact sheet regarding A. Schulman, ICO and the proposed merger, a copy of which is attached as Exhibit 99.3 hereto and incorporated into this Item 8.01 by reference; and

•	A transaction timeline relating to the proposed merger, a copy of which is attached as Exhibit 99.4 hereto and incorporated into this Item 8.01 by reference.
     In addition, on December 3, 2009, A. Schulman first made available to its suppliers and customers correspondence regarding the proposed merger, copies of which are attached hereto as Exhibits 99.5 and 99.6, respectively, and incorporated into this Item 8.01 by reference.
     Finally, on December 3, 2009, A. Schulman first made available a communication to A. Schulman employees regarding the proposed merger, a copy of which is attached hereto as Exhibit 99.7 and incorporated into this Item 8.01 by reference.
Cautionary Statement
     A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding expected synergies resulting from the merger of A. Schulman and ICO, combined operating and financial data, the combined company’s plans, objectives, expectations and intentions and whether and when the transactions contemplated by the Merger Agreement will be consummated. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; restrictions imposed by outstanding indebtedness; fluctuations in the prices of sources of energy or resins and other raw materials; worldwide and regional economic, business, and political conditions, including continuing economic uncertainties in some or all major product markets; changes in customer demand and requirements; business cycles and other industry conditions; the timing of new services or facilities; ability to compete; effects of compliance with laws; fluctuations in the value of currencies in major areas where operations are located, including the U.S. dollar, Euro, U.K. pound sterling, Canadian dollar, Mexican peso, Chinese yuan, and Indonesian rupiah; matters relating to operating facilities; effect and costs of claims (known or unknown) relating to litigation and environmental remediation; ability to manage global inventory; ability to develop technology and proprietary know-how; ability to attract and retain key personnel; escalation in the cost of providing employee health care; performance of the global automotive market; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the failure to obtain governmental approvals of the transaction on the proposed terms and schedule, and any conditions imposed on the combined company in connection with consummation of the merger; the failure to obtain approval of the merger by the stockholders of ICO and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in A. Schulman’s and ICO’s respective reports filed with the SEC, including A. Schulman’s annual report on Form 10-K for the year ended August 31, 2009 and ICO’s annual report on Form 10-K for the year ended September 30, 2008 and quarterly report on Form 10-Q for the quarter ended June 30, 2009, in each case, as such reports may have been amended. This document speaks only as of its date, and Schulman and ICO each disclaims any duty to update the information herein.
Additional Information
     In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. ICO STOCKHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement/prospectus will be mailed to stockholders of ICO. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from A. Schulman at its website, www.aschulman.com, or 3550 West Market Street, Akron, Ohio 44333, Attention: Corporate Secretary, or from ICO at its website, www.icopolymers.com, or 1811 Bering Drive, Suite 200, Houston, Texas, 77057, Attention: Corporate Secretary.
Participants In Solicitation
     A. Schulman and ICO and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information concerning A. Schulman’s participants is set forth in the proxy statement, dated November 6, 2009, for A. Schulman’s 2009 Annual Meeting of Stockholders as filed with the SEC on Schedule 14A. Information concerning ICO’s participants is set forth in the proxy statement, dated January 23, 2009, for ICO’s 2009 Annual Meeting of Stockholders as filed with the SEC on Schedule 14A and ICO’s current reports on Form 8-K, as filed with the SEC on December 11, 2008, January 22, 2009, May 12, 2009 and August 6, 2009. Additional information regarding the interests of participants of A. Schulman and ICO in the solicitation of proxies in respect of the proposed Merger will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

Exhibit Number	Description
99.1	Transcript of video presentation by Joseph M. Gingo.

99.2	Frequently Asked Questions regarding the proposed merger between A. Schulman and ICO.

99.3	Fact Sheet regarding the proposed merger between A. Schulman and ICO.

99.4	Timeline of the proposed merger between A. Schulman and ICO.

99.5	Communication to A. Schulman suppliers.

99.6	Communication to A. Schulman customers.

99.7	Communication to A. Schulman employees.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.
By:	/s/ David C. Minc
David C. Minc
Vice President, General Counsel and Secretary

Date: December 3, 2009